Exhibit 10.19

OWNERSHIP INTEREST PLEDGE AND SECURITY AGREEMENT

[NMLP PLEDGE: NON-GMAC NMLP PARTNERSHIPS]

OWNERSHIP INTEREST PLEDGE AND SECURITY AGREEMENT (this “Pledge Agreement”), dated as of August 11, 2005, by and among THE NEWKIRK MASTER LIMITED PARTNERSHIP, a Delaware limited partnership (“NMLP”), NEWKIRK GP HOLDING LLC, a Delaware limited liability company (the “Holding Company”), the DELAWARE LIMITED LIABILITY COMPANIES described in Schedule 1 attached hereto (collectively, the “General Partner Pledgors”), each being a general partner of an NMLP Partnership (as defined below) as specified on Schedule 2 attached hereto, and KEYBANK NATIONAL ASSOCIATION, a national banking association having an address at 101 Federal Street, Boston, Massachusetts 02110, as administrative agent (KeyBank National Association, in such capacity as administrative agent, hereinafter referred to as “Administrative Agent”) for a syndicate of Lenders (singly and collectively, the “Lenders”) as specifically provided in the Loan Agreement (as defined below).

W I T N E S S E T H

WHEREAS, pursuant to that certain Master Loan Agreement dated as of August 11, 2005 (as amended, supplemented or otherwise modified from time to time, the “Loan Agreement”) entered into by and among (i) NMLP, (ii) T-Two Partners, L.P., a Delaware limited partnership (“T-Two”), (iii) the Administrative Agent, (iv) Bank of America, N.A., as “Deposit Account Co-Agent” (Bank of America, N.A., in such capacity as Deposit Account Co-Agent, hereinafter referred to as “Deposit Account Co-Agent”), and (v) the Lenders, the Administrative Agent and the Lenders have agreed to make a loan to NMLP in the aggregate principal amount of $                              (the “NMLP Loan”) and a loan to T-Two in the aggregate principal amount of $                              (the “T-Two Loan”) (the NMLP Loan and the T-Two Loan sometimes are referred to herein, collectively, as the “Loans”), upon the terms and subject to the conditions set forth therein.

WHEREAS, NMLP has substantial financial dealings with T-Two and is affiliated with T-Two (either by ownership, contractual relationship, employment or other meaningful business relationship).

WHEREAS, pursuant to the terms of the Call Option Agreement, NMLP has executed and delivered a Guaranty of even date herewith, guaranteeing the payment and performance of all T-Two Obligations arising under or pursuant to the Loan Agreement (the “NMLP Guaranty”).

WHEREAS, the Holding Company and the General Partner Pledgors have substantial financial dealings with NMLP and are affiliated with NMLP (by ownership, contractual relationship, employment and/or other meaningful business relationship), and the extension of credit and the providing of financial accommodations to NMLP will enhance and benefit the business activities and interests of the Holding Company and the General Partner Pledgors.

WHEREAS, as a condition to extending the Loans, the Administrative Agent and the Lenders have required the Holding Company to execute and deliver a Guaranty of even date herewith, guaranteeing the payment and performance of all obligations of NMLP arising under or pursuant to the Loan Agreement (the “Holding Company Guaranty”).

WHEREAS, as a further condition to extending the Loans, the Administrative Agent and the Lenders have required the General Partner Pledgors (except for those General Partner Pledgors listed on Schedule 4 attached hereto) to execute and deliver a Guaranty of even date herewith, guaranteeing the payment and performance of all obligations of NMLP arising under or pursuant to the Loan Agreement (the “General Partner Pledgor Guaranty”).

WHEREAS, NMLP owns 100.0% of the limited partnership interests in each of the Delaware limited partnerships described in Schedule 2 attached hereto (the “NMLP Partnerships”) and 100.0% of such series of membership interests in the Holding Company as are specified in Schedule 3 attached hereto.

WHEREAS, the Holding Company owns 100.0% of the membership interests in each of the General Partner Pledgors.

WHEREAS, each General Partner Pledgor owns 100.0% of the general partnership interests in such of the NMLP Partnerships as set forth on Schedule 2 attached hereto.

WHEREAS, as a further condition to extending the Loans, the Administrative Agent and the Lenders have required NMLP, the Holding Company and each of the General Partner Pledgors to execute and deliver this Pledge Agreement and certain other NMLP Security Documents to secure NMLP’s obligations under the NMLP Guaranty and the Loan Agreement, each General Partner Pledgor’s obligations under the Loan Agreement and the General Partner Pledgor Guaranty (to the extent applicable to such General Partner Pledgor), and the Holding Company’s obligations under the Holding Company Guaranty.

NOW, THEREFORE, in consideration of the premises and to induce the Lenders to make the Loans under the Loan Agreement, NMLP, the Holding Company and each of the General Partner Pledgors hereby agree with the Administrative Agent and the Lenders as follows:

1.                                       Defined Terms.  Unless otherwise defined herein, terms which are defined in the Loan Agreement and used herein are so used as so defined, and the following terms shall have the following meanings:

“Administrative Agent”:  as defined in the first paragraph of this Pledge Agreement.

“Cash Management Agreement”: shall mean that certain Cash Management Agreement, dated as of August 11, 2005, among NMLP, the Holding Company, MLP Manager Corp. (the manager of each of the General Partner Pledgors), the NMLP Partnerships, various other subsidiaries of NMLP, the Administrative Agent and the Deposit Account Co-Agent, as amended, supplemented or otherwise modified from time to time.

“Consents”:  shall mean those certain Consents from the NMLP Partnerships, the Holding Company and the General Partner Pledgors referenced in Sections 4(a) and 4(b) of this Pledge Agreement.

“Deposit Account Co-Agent”:  as defined in the recitals of this Pledge Agreement.

“General Partner Pledgors”: as defined in the first paragraph of this Pledge Agreement.

“General Partner Pledgor Collateral”:  means the General Partner Pledgor Pledged Interests and all General Partner Pledgor Proceeds thereof.

“General Partner Pledgor Guaranty”:  as defined in the recitals of this Pledge Agreement.

“General Partner Pledgor Pledged Interests”:  means all right, title and interest of each of the General Partner Pledgors, whether now owned or hereafter acquired, as the sole general partner of such of the NMLP Partnerships as listed on Schedule 2 hereto, together with all interests, certificates, options or rights of any nature whatsoever which may be issued or granted to the General Partner Pledgors by the NMLP Partnerships in respect thereof.

“General Partner Pledgor Obligations”:  means all indebtedness, obligations and liabilities of NMLP and/or each of the General Partner Pledgors to the Administrative Agent and/or any of the Lenders, whether now existing or hereafter arising, direct or indirect, absolute or contingent, under any one or more of: (i) this Pledge Agreement; (ii) the Loan Agreement, the NMLP Note or any other NMLP Loan Document and the General Partner Pledgor Guaranty (to the extent applicable to such General Partner Pledgor); and (iii) each of the same as hereafter modified, amended, extended or replaced, including, without limitation, the NMLP Obligations (as defined in the Loan Agreement) and the NMLP Guaranteed Obligations (as defined in the General Partner Pledgor Guaranty), as applicable.

“General Partner Pledgor Proceeds”:  means (i) each General Partner Pledgor’s right, title and interest in and to all Distributions, monies, fees, payments, compensations and proceeds now or hereafter payable in respect of the General Partner Pledgor Pledged

Interests, whether payable as profits, Distributions, asset Distributions, repayment of loans or capital or otherwise and including all “proceeds” as such term is defined in Section 9-102(64) of the UCC; (ii) all books, records, electronically stored data and information relating to the General Partner Pledgor Pledged Interests and all rights of access to such books, records and information; (iii) all contract rights, general intangibles, claims, powers, privileges, benefits and remedies of the General Partner Pledgors relating to the foregoing; (iv) all additions to the General Partner Pledgor Pledged Interests, all substitutions therefor and all replacements thereof; and (v) all cash or non-cash proceeds of any of the foregoing.

“Holding Company”: as defined in the first paragraph of this Pledge Agreement.

“Holding Company Collateral”:  means the Holding Company Pledged Interests and all Holding Company Proceeds thereof.

“Holding Company Guaranty”:  as defined in the recitals of this Pledge Agreement.

“Holding Company Obligations”:  means all indebtedness, obligations and liabilities of the Holding Company to the Administrative Agent and/or any of the Lenders, whether now existing or hereafter arising, direct or indirect, absolute or contingent, under any one or more of: (i) this Pledge Agreement; (ii) the Holding Company Guaranty; and (iii) each of the same as hereafter modified, amended, extended or replaced, including, without limitation, the NMLP Guaranteed Obligations (as defined in the Holding Company Guaranty).

“Holding Company Pledged Interests”:  means all right, title and interest of the Holding Company, whether now owned or hereafter acquired, as the sole member of each of the General Partner Pledgors, together with all interests, certificates, options or rights of any nature whatsoever which may be issued or granted to the Holding Company by the General Partner Pledgors in respect thereof.

“Holding Company Proceeds”:  means (i) the Holding Company’s right, title and interest in and to all Distributions, monies, fees, payments, compensations and proceeds now or hereafter payable in respect of the Holding Company Pledged Interests, whether payable as profits, Distributions, asset Distributions, repayment of loans or capital or otherwise and including all “proceeds” as such term is defined in Section 9-102(64) of the UCC; (ii) all books, records, electronically stored data and information relating to the Holding Company Pledged Interests and all rights of access to such books, records and information; (iii) all contract rights, general intangibles, claims, powers, privileges, benefits and remedies of the Holding Company relating to the foregoing; (iv) all additions to the Holding Company Pledged Interests, all substitutions therefor and all replacements thereof; and (v) all cash or non-cash proceeds of any of the foregoing.

“Lenders”:  as defined in the first paragraph of this Pledge Agreement.

“Loan Agreement”:  as defined in the recitals of this Pledge Agreement.

“Loans”:  as defined in the recitals of this Pledge Agreement.

“NMLP”:  as defined in the first paragraph of this Pledge Agreement.

“NMLP Collateral”:  means the NMLP Pledged Interests and all NMLP Proceeds thereof.

“NMLP Guaranty”:  as defined in the recitals of this Pledge Agreement.

“NMLP Loan”:  as defined in the recitals of this Pledge Agreement.

“NMLP Obligations”:  means all indebtedness, obligations and liabilities of NMLP to the Administrative Agent and/or any of the Lenders, whether now existing or hereafter arising, direct or indirect, absolute or contingent, under any one or more of: (i) this Pledge Agreement; (ii) the Loan Agreement, NMLP Note or any other NMLP Loan Document; (iii) the NMLP Guaranty; and (iv) each of the same as hereafter modified, amended, extended or replaced, including, without limitation, the NMLP Obligations (as defined in the Loan Agreement) and the T-Two Guaranteed Obligations (as defined in the NMLP Guaranty).

“NMLP Partnerships”: as defined in the recitals of this Pledge Agreement.

“NMLP Pledged Interests”:  means all right, title and interest of NMLP, whether now owned or hereafter acquired, as (i) the sole limited partner of each of the NMLP Partnerships and (ii) the sole member and holder of 100.0% of each series of membership interests in the Holding Company listed on Schedule 3 attached hereto, together with all interests, certificates, options or rights of any nature whatsoever which may be issued or granted to NMLP by the NMLP Partnerships or the Holding Company in respect thereof.

“NMLP Proceeds”:  means (i) NMLP’s right, title and interest in and to all Distributions, monies, fees, payments, compensations and proceeds now or hereafter payable in respect of the NMLP Pledged Interests, whether payable as profits, Distributions, asset Distributions, repayment of loans or capital or otherwise and including all “proceeds” as such term is defined in Section 9-102(64) of the UCC; (ii) all books, records, electronically stored data and information relating to the NMLP Pledged Interests and all rights of access to such books, records and information; (iii) all contract rights, general intangibles, claims, powers, privileges, benefits and remedies of NMLP relating to the foregoing; (iv) all additions to the NMLP Pledged Interests, all substitutions therefor and all replacements thereof; and (v) all cash or non-cash proceeds of any of the foregoing.

“Pledge Agreement”:  means this Ownership Interest Pledge and Security Agreement, as amended, supplemented or otherwise modified from time to time.

“T-Two”:  as defined in the recitals of this Pledge Agreement.

“T-Two Loan”:  as defined in the recitals of this Pledge Agreement.

“UCC”:  means the Uniform Commercial Code from time to time in effect in The Commonwealth of Massachusetts; provided, that if by mandatory provisions of law, the perfection or the effect of perfection or non-perfection of the security interest granted hereunder in the NMLP Collateral, Holding Company Collateral or the General Partner Pledgor Collateral is governed by the Uniform Commercial Code of a jurisdiction other than Massachusetts, “UCC” means the Uniform Commercial Code as in effect in such other jurisdiction for purposes of provisions hereof relating to such perfection or effect of perfection or non-perfection.

2.                                       Pledge; Grant of Security Interest.

(a)                                  By NMLP.  As security for the full and punctual payment and performance of the NMLP Obligations when due and payable (whether upon stated maturity, by acceleration or otherwise), NMLP hereby transfers, assigns, grants, bargains, sells, conveys, hypothecates, pledges, sets over, endorses over and delivers to the Administrative Agent all the NMLP Pledged Interests, and NMLP hereby grants, pledges, hypothecates, transfers and assigns to the Administrative Agent a continuing lien on and security interest in all of the NMLP Collateral.

(b)                                 By Holding Company.  As security for the full and punctual payment and performance of the Holding Company Obligations when due and payable (whether upon stated maturity, by acceleration or otherwise), the Holding Company hereby transfers, assigns, grants, bargains, sells, conveys, hypothecates, pledges, sets over, endorses over and delivers to the Administrative Agent all the Holding Company Pledged Interests, and the Holding Company hereby grants, pledges, hypothecates, transfers and assigns to the Administrative Agent a continuing lien on and security interest in all of the Holding Company Collateral.

(c)                                  By General Partner Pledgors.  As security for the full and punctual payment and performance of the General Partner Pledgor Obligations when due and payable (whether upon stated maturity, by acceleration or otherwise), the General Partner Pledgors hereby transfer, assign, grant, bargain, sell, convey, hypothecate, pledge, set over, endorse over and deliver to the Administrative Agent all the General Partner Pledgor Pledged Interests, and the General Partner Pledgors hereby grant, pledge, hypothecate, transfer and assign to the Administrative Agent a continuing lien on and security interest in all of the General Partner Pledgor Collateral.

3.                                       Delivery of Certificates, Instruments, Etc.  NMLP, the Holding Company and each General Partner Pledgor shall deliver to the Administrative Agent:

(a)                                  all original certificates, instruments and other documents, if any, evidencing or representing the NMLP Pledged Interests, the Holding Company Pledged Interests and the General Partner Pledgor Pledged Interests, concurrently with the execution and delivery of this Pledge Agreement; and

(b)                                 the original certificates, instruments or other documents, if any, evidencing or representing all other NMLP Collateral, Holding Company Collateral and General Partner Pledgor Collateral (except for collateral which this Pledge Agreement specifically permits the Borrower, the Holding Company or the General Partner Pledgors to retain) within five (5) days after the NMLP’s, the Holding Company’s or the General Partner Pledgor’s receipt thereof.

4.                                       Powers and Transfer Instruments.

(a)                                  Concurrently with the delivery to the Administrative Agent of this Pledge Agreement and each certificate, if any, representing the NMLP Pledged Interests, NMLP shall deliver a duly executed Consent from each NMLP Partnership and from each General Partner Pledgor.

(b)                                 Concurrently with the delivery to the Administrative Agent of this Pledge Agreement and each certificate, if any, representing the Holding Company Pledged Interests, the Holding Company shall deliver a duly executed Consent from each General Partner Pledgor.

(c)                                  Concurrently with the delivery to the Administrative Agent of this Pledge Agreement and each certificate, if any, representing the General Partner Pledgor Pledged Interests, the General Partner Pledgors shall deliver a duly executed Consent from each NMLP Partnership.

5.                                       Representations and Warranties.  NMLP, the Holding Company and each General Partner Pledgor represent and warrant that:

(a)                                  Except for any consents as may be required in connection with any disposition of any portion of the NMLP Collateral, the Holding Company Collateral or the General Partner Pledgor Collateral by laws affecting the offering and sale of securities generally or as otherwise contemplated by the Loan Agreement, no consent of any other person or entity (including, without limitation, any owner or creditor of NMLP, the Holding Company or the General Partner Pledgors), and no license, permit, approval or authorization of, exemption by, notice or report to, or registration, filing (other than the filing of financing statements under the UCC in order to perfect a security interest in that portion of the NMLP Collateral, the Holding Company Collateral and the General Partner

Pledgor Collateral in which a security interest is perfected by filing) or declaration with any governmental instrumentality is required in connection with (i) the execution, delivery, performance, validity or enforceability of this Pledge Agreement, (ii) the perfection or maintenance of the security interest created hereby (including the first priority nature of such security interest) or (iii) the exercise by the Administrative Agent of any rights provided for in this Pledge Agreement;

(b)                                 The NMLP Pledged Interests in the NMLP Partnerships constitute all of the limited partnership interests owned by NMLP in the NMLP Partnerships and constitute 100.0% of the limited partnership interests in the NMLP Partnerships;

(c)                                  The NMLP Pledged Interests in the Holding Company constitute 100.0% of each series of membership interest in the Holding Company listed on Schedule 3;

(d)                                 The Holding Company Pledged Interests in the General Partner Pledgors constitute all of the membership interests owned by the Holding Company in the General Partner Pledgors and constitute 100.0% of the membership interests in the General Partner Pledgors;

(e)                                  The General Partner Pledgor Pledged Interests in the NMLP Partnerships constitute all of the general partnership interests owned by the General Partner Pledgors in the NMLP Partnerships and constitute 100.0% of the general partnership interests in the NMLP Partnerships;

(f)                                    All the NMLP Pledged Interests, the Holding Company Pledged Interests and the General Partner Pledgor Pledged Interests have been duly and validly issued and are fully paid.  No certificate or other instrument has been issued at any time to evidence the NMLP Pledged Interests, the Holding Company Pledged Interests or the General Partner Pledgor Pledged Interests.  None of the limited partnership interests or the membership interests comprising the NMLP Collateral, none of the membership interests comprising the Holding Company Collateral, and none of the general partnership interests comprising the General Partner Pledgor Collateral, are dealt in or traded on securities exchanges or in securities markets, and none by its terms expressly provides that it is a security governed by Article 8 of the UCC or that it is an investment company security, and none is held in a securities account (as defined in Section 8-501 of the UCC);

(g)                                 NMLP is the sole holder of record and sole beneficial owner of, and has good and valid title to, the NMLP Pledged Interests, free of any and all liens or options in favor of, or claims of, any other Person, except the lien created by this Pledge Agreement;

(h)                                 The Holding Company is the sole holder of record and sole beneficial owner of, and has good and valid title to, the Holding Company Pledged Interests, free of any and all liens or options in favor of, or claims of, any other Person, except the lien created by this Pledge Agreement;

(i)                                     Each General Partner Pledgor is the sole holder of record and sole beneficial owner of, and has good and valid title to, the General Partner Pledgor Pledged Interests in the applicable NMLP Partnership, free of any and all liens or options in favor of, or claims of, any other Person, except the lien created by this Pledge Agreement;

(j)                                     Upon the filing of the Form UCC-1 Statements referred to in Section 13, the lien granted pursuant to this Pledge Agreement will constitute a valid, perfected first priority lien on such NMLP Pledged Interests and related NMLP Collateral with respect to that portion of the NMLP Collateral in which a security interest is perfected by the filing of a financing statement, enforceable as such against all creditors of NMLP and any Persons purporting to purchase any NMLP Pledged Interests and related NMLP Collateral from NMLP;

(k)                                  Upon the filing of the Form UCC-1 Statements referred to in Section 13, the lien granted pursuant to this Pledge Agreement will constitute a valid, perfected first priority lien on such Holding Company Pledged Interests and related Holding Company Collateral with respect to that portion of the Holding Company Collateral in which a security interest is perfected by the filing of a financing statement, enforceable as such against all creditors of the Holding Company and any Persons purporting to purchase any Holding Company Pledged Interests and related Holding Company Collateral from the Holding Company;

(l)                                     Upon the filing of the Form UCC-1 Statements referred to in Section 13, the lien granted pursuant to this Pledge Agreement will constitute a valid, perfected first priority lien on such General Partner Pledgor Pledged Interests and related General Partner Pledgor Collateral with respect to that portion of the General Partner Pledgor Collateral in which a security interest is perfected by the filing of a financing statement, enforceable as such against all creditors of the General Partner Pledgors and any Persons purporting to purchase any General Partner Pledgor Pledged Interests and related General Partner Pledgor Collateral from any General Partner Pledgor;

(m)                               The Holding Company is duly organized, validly existing and in good standing under the laws of the state of its formation and has all requisite power and authority under the laws of such state and under its organizational and charter documents to enter into and perform its obligations under this Pledge Agreement;

(n)                                 Each of the General Partner Pledgors is duly organized, validly existing and in good standing under the laws of the state of its formation and has all requisite power and authority under the laws of such state and under its organizational and charter documents to enter into and perform its obligations under this Pledge Agreement;

(o)                                 The Holding Company has taken all necessary legal and other action to authorize the execution, delivery and performance of this Pledge Agreement, and this Pledge Agreement constitutes the valid and binding obligation and agreement of the Holding Company, enforceable in accordance with its terms, except as such may be limited by the application of bankruptcy, moratorium, reorganization and other laws affecting the rights of creditors generally or by general equitable principles;

(p)                                 Each of the General Partner Pledgors has taken all necessary legal and other action to authorize the execution, delivery and performance of this Pledge Agreement, and this Pledge Agreement constitutes the valid and binding obligation and agreement of each of the General Partner Pledgors, enforceable in accordance with its terms, except as such may be limited by the application of bankruptcy, moratorium, reorganization and other laws affecting the rights of creditors generally or by general equitable principles;

(q)                                 The Holding Company has not received any notice of default under any agreement or instrument to which it is a party or by which its assets may be bound which default would have a Material Adverse Effect, and the Holding Company is not in default under any order, judgment, award or decree of any court, arbitrator or other governmental authority binding upon or affecting it or by which its may be bound or affected which default would have a Material Adverse Effect;

(r)                                    None of the General Partner Pledgors has received any notice of default under any agreement or instrument to which any of them is a party or by which any of their assets may be bound which default would have a Material Adverse Effect, and none of the General Partner Pledgors is in default under any order, judgment, award or decree of any court, arbitrator or other governmental authority binding upon or affecting any of them or by which any of their assets may be bound or affected which default would have a Material Adverse Effect;

(s)                                  Neither the execution and delivery of this Pledge Agreement nor the compliance by the Holding Company with the terms and provisions hereof are events which of themselves, or with the giving of notice or the passage of time, or both, would constitute, on the part of the Holding Company, a violation of or conflict with, or result in any breach of, or default under, the terms, conditions or provisions of, (i) the organizational and charter documents of the Holding Company, or (ii) any other agreement or instrument to which the Holding Company is a party or by which the Holding Company, or any of its assets, are bound;

(t)                                    Neither the execution and delivery of this Pledge Agreement nor the compliance by any General Partner Pledgor with the terms and provisions hereof are events which of themselves, or with the giving of notice or the passage of time, or both, would constitute, on the part of any General Partner Pledgor, a violation of or conflict with, or result in any breach of, or default under, the terms, conditions or provisions of, (i) the organizational and charter documents of any General Partner Pledgor, or (ii) any other agreement or instrument to which any General Partner Pledgor is a party or by which any General Partner Pledgor, or any of its assets, are bound;

(u)                                 Neither the execution and delivery of this Pledge Agreement nor the compliance by the Holding Company with the terms and provisions hereof are events which of themselves, or with the giving of notice or the passage of time, or both, would result in the creation or imposition of any lien, charge or encumbrance of any nature whatsoever on any of the assets of the Holding Company in all cases other than as contemplated by this Pledge Agreement or the Loan Agreement, and no such event will result in the acceleration of the due date of any obligation of the Holding Company;

(v)                                 Neither the execution and delivery of this Pledge Agreement nor the compliance by any General Partner Pledgor with the terms and provisions hereof are events which of themselves, or with the giving of notice or the passage of time, or both, would result in the creation or imposition of any lien, charge or encumbrance of any nature whatsoever on any of the assets of any General Partner Pledgor in all cases other than as contemplated by this Pledge Agreement or the Loan Agreement, and no such event will result in the acceleration of the due date of any obligation of any General Partner Pledgor;

(w)                               There are no judgments presently outstanding and unsatisfied against the Holding Company or any of its assets which would cause an Event of Default under the Loan Agreement, and neither the Holding Company nor any of its assets are a party to, or the subject of, any actions or suits or proceedings in equity or by any governmental authorities which, if adversely determined, would have a Material Adverse Effect, and no such litigation or proceeding has been threatened in writing against the Holding Company or against any of the Holding Company’s assets, and, to the Holding Company’s knowledge, no investigation in contemplation of such litigation or proceeding has begun or is pending or has been threatened in writing, any of which it is probable (within the meaning of Statement of Financial Accounting Standards No. 5) that there will be an adverse determination and which, if adversely determined, would have a Material Adverse Effect;

(x)                                   There are no judgments presently outstanding and unsatisfied against any General Partner Pledgor or any of its assets which would cause an Event of Default under the Loan Agreement, and neither the General Partner Pledgors nor any of their assets are a party to, or the subject of, any actions or suits or proceedings in equity or by any governmental authorities which, if adversely determined, would have a Material Adverse Effect, and no such litigation or proceeding has been threatened in writing against any General Partner Pledgor or against any of the General Partner Pledgors’ assets, and, to the General Partner Pledgors’ knowledge, no investigation in contemplation of such litigation or proceeding has begun or is pending or has been threatened in writing, any of which it is probable (within the meaning of Statement of Financial Accounting Standards No. 5) that there will be an adverse determination and which, if adversely determined, would have a Material Adverse Effect;

(y)                                 The address of the Holding Company’s chief executive office and principal place of business and the location of the Holding Company’s books and records relating to the Holding Company Pledged Interests is set forth below the Holding Company’s signature hereto;

(z)                                   The address of each General Partner Pledgor’s chief executive office and principal place of business and the location of each General Partner Pledgor’s books and records relating to the General Partner Pledgor Pledged Interests is set forth below each General Partner Pledgor’s signature hereto; and

(aa)                            There are no restrictions on the transfer of the NMLP Collateral, the Holding Company Collateral or the General Partner Pledgor Collateral to the Administrative Agent hereunder, or with respect to any subsequent transfer thereof or realization thereupon by the Administrative Agent and/or the Lenders (or, if there are any such restrictions, such transfer restrictions have been duly waived by all required parties), and, as set forth in the Consents, NMLP, the Holding Company and each of the General Partner Pledgors have obtained all consents needed in connection with any such transfer or subsequent transfer, subject to matters resulting from the operation of law.

6.                                       Covenants.  NMLP, the Holding Company and each General Partner Pledgor covenant and agree with the Administrative Agent and the Lenders that from and after the date of this Pledge Agreement until this Pledge Agreement shall be terminated:

(a)                                  If NMLP shall, as a result of its ownership of the NMLP Pledged Interests, become entitled to receive or shall receive (i) any limited liability company certificate (including, without limitation, any certificate representing a dividend or a Distribution in connection with any reclassification, increase or reduction of capital or any certificate issued in connection with any reorganization), option or rights, (ii) any stock, (iii) any limited partnership interests (including, without limitation, any certificate representing a dividend or a Distribution in connection with any reclassification, increase or reduction of capital or any certificate issued in connection with any reorganization), option or rights, or (iv) any property other than cash, whether in addition to, in substitution of, as a conversion of, or in exchange for any of the NMLP Pledged Interests, or otherwise in respect thereof, NMLP shall accept the same as the Administrative Agent’s agent, hold the same in trust for the Administrative Agent and deliver the same forthwith to the Administrative Agent in the exact form received, duly endorsed by NMLP to the Administrative Agent, if required, together with an undated assignment or power covering such certificate, duly executed in blank and with, if the Administrative Agent so requests, signature guaranteed, to be held by the Administrative Agent hereunder as additional security for the NMLP Obligations.

(b)                                 If the Holding Company shall, as a result of its ownership of the Holding Company Pledged Interests, become entitled to receive or shall receive (i) any limited liability company certificate (including, without limitation, any certificate representing a dividend or a Distribution in connection with any reclassification, increase or reduction of capital or any certificate issued in connection with any reorganization), option or rights, (ii) any stock, (iii) any limited partnership interests (including, without limitation, any certificate representing a dividend or a Distribution in connection with any reclassification, increase or reduction of capital or any certificate issued in connection with any reorganization), option or rights, or (iv) any property other than cash, whether in addition to, in substitution of, as a conversion of, or in exchange for any of the Holding Company Pledged Interests, or otherwise in respect thereof, the Holding Company shall accept the same as the Administrative Agent’s agent, hold the same in trust for the Administrative Agent and deliver the same forthwith to the Administrative Agent in the exact form received, duly endorsed by the Holding Company to the Administrative Agent, if required, together with an undated assignment or power covering such certificate, duly executed in blank and with, if the Administrative Agent so requests, signature guaranteed, to be held by the Administrative Agent hereunder as additional security for the Holding Company Obligations.

(c)                                  If any General Partner Pledgor shall, as a result of its ownership of the General Partner Pledgor Pledged Interests, become entitled to receive or shall receive (i) any limited liability company certificate (including, without limitation, any certificate representing a dividend or a Distribution in connection with any reclassification, increase or reduction of capital or any certificate issued in connection with any reorganization), option or rights, (ii) any stock, (iii) any limited partnership interests (including, without limitation, any certificate representing a dividend or a Distribution in connection with any reclassification, increase or reduction of capital or any certificate issued in connection with any reorganization), option or rights, or (iv) any property other than cash, whether in addition to, in substitution of, as a conversion of, or in exchange for any of the General Partner Pledgor Pledged Interests, or otherwise in respect thereof, such General Partner Pledgor shall accept the same as the Administrative Agent’s agent, hold the same in trust for the Administrative Agent and deliver the same forthwith to the Administrative Agent in the exact form received, duly endorsed by the General Partner Pledgor to the Administrative Agent, if required, together with an undated assignment or power covering such certificate, duly executed in blank and with, if the Administrative Agent so requests, signature guaranteed, to be held by the Administrative Agent hereunder as additional security for the General Partner Pledgor Obligations.

(d)                                 Without the prior written consent of the Administrative Agent, NMLP will not, directly or indirectly (i) vote to enable, or take any other action to permit, the issuer(s) of the NMLP Pledged Interests to issue any interests or shares, as applicable, or to issue any other securities convertible into or granting the right to purchase or exchange for any interests of the issuer(s) of the NMLP Pledged Interests, or (ii) if prohibited by the Loan Agreement, sell, assign, transfer, exchange or otherwise dispose of, or grant any option with respect to, the NMLP Collateral, or (iii) create, incur or permit to exist any lien or option in favor of, or any claim of any person or entity with respect to, any of the NMLP Collateral, or any interest therein, except for the lien provided for by this Pledge Agreement and liens permitted under the Loan Agreement.  NMLP will defend the right, title and interest of the Administrative Agent in and to the NMLP Collateral against the claims and demands of all Persons whomsoever.

(e)                                  Without the prior written consent of the Administrative Agent, the Holding Company will not, directly or indirectly (i) vote to enable, or take any other action to permit, the issuer(s) of the Holding Company Pledged Interests to issue any interests or shares, as applicable, or to issue any other securities convertible into or granting the right to purchase or exchange for any interests of the issuer(s) of the Holding Company Pledged Interests, or (ii) if prohibited by the Loan Agreement, sell, assign, transfer, exchange or otherwise dispose of, or grant any option with respect to, the Holding Company Collateral, or (iii) create, incur or permit to exist any lien or option in favor of, or any claim of any person or entity with respect to, any of the Holding Company Collateral, or any interest therein, except for the lien provided for by this Pledge Agreement and liens permitted under the Loan Agreement.  The Holding Company will defend the right, title and interest of the Administrative Agent in and to the Holding Company Collateral against the claims and demands of all Persons whomsoever.

(f)                                    Without the prior written consent of the Administrative Agent, the General Partner Pledgors will not, directly or indirectly (i) vote to enable, or take any other action to permit, the issuer(s) of the General Partner Pledgor Pledged Interests to issue any interests or shares, as applicable, or to issue any other securities convertible into or granting the right to purchase or exchange for any interests of the issuer(s) of the General Partner Pledgor Pledged Interests, or (ii) if prohibited by the Loan Agreement, sell, assign, transfer, exchange or otherwise dispose of, or grant any option with respect to, the General Partner Pledgor Collateral, or (iii) create, incur or permit to exist any lien or option in favor of, or any claim of any person or entity with respect to, any of the General Partner Pledgor Collateral, or any interest therein, except for the lien provided for by this Pledge Agreement and liens permitted under the Loan Agreement.  The General Partner Pledgors will defend the right, title and interest of the Administrative Agent in and to the General Partner Pledgor Collateral against the claims and demands of all Persons whomsoever.

(g)                                 At any time and from time to time, upon the written request of the Administrative Agent, and at the sole expense of NMLP, NMLP will promptly and duly execute and deliver such further instruments and documents and take such further actions as the Administrative Agent may reasonably request for the purposes of obtaining or preserving the full benefits of this Pledge Agreement and of the rights and powers herein granted.  If any amount payable under or in connection with any of the NMLP Collateral shall be or become evidenced by any promissory note, other instrument or chattel paper, such note, instrument or chattel paper shall be promptly delivered to the Administrative Agent, duly endorsed in a manner satisfactory to the Administrative Agent, to be held as NMLP Collateral pursuant to this Pledge Agreement.

(h)                                 At any time and from time to time, upon the written request of the Administrative Agent, and at the sole expense of the Holding Company, the Holding Company will promptly and duly execute and deliver such further instruments and documents and take such further actions as the Administrative Agent may reasonably request for the purposes of obtaining or preserving the full benefits of this Pledge Agreement and of the rights and powers herein granted.  If any amount payable under or in connection with any of the Holding Company Collateral shall be or become evidenced by any promissory note, other instrument or chattel paper, such note, instrument or chattel paper shall be promptly delivered to the Administrative Agent, duly endorsed in a manner satisfactory to the Administrative Agent, to be held as Holding Company Collateral pursuant to this Pledge Agreement.

(i)                                     At any time and from time to time, upon the written request of the Administrative Agent, and at the sole expense of the General Partner Pledgors, the General Partner Pledgors will promptly and duly execute and deliver such further instruments and documents and take such further actions as the Administrative Agent may reasonably request for the purposes of obtaining or preserving the full benefits of this Pledge Agreement and of the rights and powers herein granted.  If any amount payable under or in connection with any of the General Partner Pledgor Collateral shall be or become evidenced by any promissory note, other instrument or chattel paper, such note, instrument or chattel paper shall be promptly delivered to the Administrative Agent, duly endorsed in a manner satisfactory to the Administrative Agent, to be held as General Partner Pledgor Collateral pursuant to this Pledge Agreement.

(j)                                     NMLP, the Holding Company and each General Partner Pledgor agree to pay, and to indemnify and save the Administrative Agent harmless from, any and all liabilities with respect to, or resulting from any delay in paying, any and all stamp, excise, sales or other taxes (other than income taxes on the income of the Administrative Agent or any of the Lenders) which may be payable or determined to be payable with respect to any of the NMLP Collateral, the Holding Company Collateral or the General Partner Pledgor Collateral (as the case may be) or in connection with any of the transactions contemplated by this Pledge Agreement.

(k)                                  The Holding Company will not merge or consolidate with any person if prohibited by the Loan Agreement.

(l)                                     None of the General Partner Pledgors will merge or consolidate with any person if prohibited by the Loan Agreement.

(m)                               NMLP, the Holding Company and the General Partner Pledgors shall, upon request from the Administrative Agent, from time to time, cause the issuer of any securities comprising any of the NMLP Collateral, the Holding Company Collateral or the General Partner Pledgor Collateral which may be, but have not been, certificated, to issue certificates with respect thereto in the name of NMLP, the Holding Company or the General Partner Pledgors (as the case may be) or, if so requested by the Administrative Agent, in the name of the Administrative Agent as secured party.

(n)                                 Neither NMLP nor the Holding Company nor any of the General Partner Pledgors shall exercise any right with respect to the NMLP Collateral, the Holding Company Collateral or the General Partner Pledgor Collateral which would dilute or adversely affect the Administrative Agent’s rights in the NMLP Collateral, the Holding Company Collateral and the General Partner Pledgor Collateral.

(o)                                 Except as permitted in the Loan Agreement, NMLP shall not enter into or consent to any amendment or modification of, or with respect to, the limited partnership agreements of the NMLP Partnerships or the operating agreement of the Holding Company without the Administrative Agent’s prior written consent in each instance, which consent shall not be unreasonably withheld.

(p)                                 Except as permitted in the Loan Agreement, the Holding Company shall not enter into or consent to any amendment or modification of, or with respect to, the operating agreements of the General Partner Pledgors without the Administrative Agent’s prior written consent in each instance, which consent shall not be unreasonably withheld.

(q)                                 Except as permitted in the Loan Agreement, the General Partner Pledgors shall not enter into or consent to any amendment or modification of, or with respect to, the limited partnership agreements of the NMLP Partnerships without the Administrative Agent’s prior written consent in each instance, which consent shall not be unreasonably withheld.

7.                                       Cash Dividends; Distributions; Voting Rights.

(a)                                  Unless an Event of Default shall have occurred and be continuing, NMLP shall be permitted to exercise all voting rights with respect to the NMLP Pledged Interests; provided, however, that NMLP shall not, without the prior written consent of the Administrative Agent in each instance, which consent shall not be unreasonably withheld, vote the NMLP Collateral in favor of, or consent to, any resolution or action which does or might:

(i)                                     impose any restrictions upon the sale, transfer or disposition of the NMLP Collateral other than restrictions, if any, the application of which is waived to the full satisfaction of the Administrative Agent as to the NMLP Collateral; or

(ii)                                  result in the issuance of any additional interest in the NMLP Partnerships or the Holding Company, or of any class or series of security, which issuance might adversely affect the value of the NMLP Collateral; or

(iii)                               vest additional powers, privileges, preferences or priorities to any other class or series of interest in the NMLP Partnerships or the Holding Company to the detriment of the value of, or rights accruing to, the NMLP Collateral; or

(iv)                              except as permitted in the Loan Agreement, permit the NMLP Partnerships or the Holding Company to sell, transfer, assign, pledge, mortgage or otherwise encumber any property owned by any of them, or to incur any new indebtedness in respect of such property, unless the Administrative Agent has given its prior written consent.

(b)                                 Unless an Event of Default shall have occurred and be continuing, the Holding Company shall be permitted to exercise all voting rights with respect to the Holding Company Pledged Interests; provided, however, that the Holding Company shall not, without the prior written consent of the Administrative Agent in each instance, which consent shall not be unreasonably withheld, vote the Holding Company Collateral in favor of, or consent to, any resolution or action which does or might:

(i)                                     impose any restrictions upon the sale, transfer or disposition of the Holding Company Collateral other than restrictions, if any, the application of which is waived to the full satisfaction of the Administrative Agent as to the Holding Company Collateral; or

(ii)                                  result in the issuance of any additional interest in the General Partner Pledgors, or of any class of security, which issuance might adversely affect the value of the Holding Company Collateral; or

(iii)                               vest additional powers, privileges, preferences or priorities to any other class of interest in the General Partner Pledgors to the detriment of the value of, or rights accruing to, the Holding Company Collateral; or

(iv)                              except as permitted in the Loan Agreement, permit the General Partner Pledgors to sell, transfer, assign, pledge, mortgage or otherwise encumber any property owned by any of them, or to incur any new indebtedness in respect of such property, unless the Administrative Agent has given its prior written consent.

(c)                                  Unless an Event of Default shall have occurred and be continuing, each General Partner Pledgor shall be permitted to exercise all voting rights with respect to the General Partner Pledgor Pledged Interests; provided, however, that no General Partner Pledgor shall, without the prior written consent of the Administrative Agent in each instance, which consent shall not be unreasonably withheld, vote the General Partner Pledgor Collateral in favor of, or consent to, any resolution or action which does or might:

(i)                                     impose any restrictions upon the sale, transfer or disposition of the General Partner Pledgor Collateral other than restrictions, if any, the application of which is waived to the full satisfaction of the Administrative Agent as to the General Partner Pledgor Collateral; or

(ii)                                  result in the issuance of any additional interest in the NMLP Partnerships, or of any class of security, which issuance might adversely affect the value of the General Partner Pledgor Collateral; or

(iii)                               vest additional powers, privileges, preferences or priorities to any other class of interest in the NMLP Partnerships to the detriment of the value of, or rights accruing to, the General Partner Pledgor Collateral; or

(iv)                              except as permitted in the Loan Agreement, permit the NMLP Partnerships to sell, transfer, assign, pledge, mortgage or otherwise encumber any property owned by any of them, or to incur any new indebtedness in respect of such property, unless the Administrative Agent has given its prior written consent.

(d)                                 Subject to the terms and provisions hereof relating to the rights and remedies of the Administrative Agent after the occurrence and during the continuance of an Event of Default, in accordance with the terms and conditions of the Loan Agreement (including, without limitation, Sections 7.1.14, 7.1.15 and 7.1.16 thereof), the Consents, the Payment Direction Letters, and the Cash Management Agreement (including, without limitation, Section 2.2 thereof), any and all cash dividends or Distributions or any other payments received by NMLP in respect of the NMLP Collateral shall be directly deposited in a designated Depository Account in the name of NMLP.  NMLP agrees that, to the extent that NMLP receives directly any cash dividends or Distributions or any other payments which are required to be deposited in a designated Depository Account as provided for in the Loan Agreement, the Consents and/or the Cash Management Agreement, then (i) such amounts shall be deemed to be NMLP Collateral and shall be held in trust for the benefit of the Administrative Agent, (ii) such amounts shall not be commingled with any other funds or property of NMLP, and (iii) NMLP shall deposit such amounts in the applicable Depository Account within three Business Days of receipt.

(e)                                  Subject to the terms and provisions hereof relating to the rights and remedies of the Administrative Agent after the occurrence and during the continuance of an Event of Default, in accordance with the terms and conditions of the Loan Agreement (including, without limitation, Sections 7.1.14, 7.1.15 and 7.1.16 thereof), the Consents, the Payment Direction Letters, and the Cash Management Agreement (including, without limitation, Section 2.2 thereof), any and all cash dividends or Distributions or any other payments received by the Holding Company in respect of the Holding Company Collateral shall be directly deposited in a designated Depository Account in the name of MLP Manager Corp. or as otherwise directed by the Administrative Agent in accordance with the terms of the Loan Agreement.  The Holding Company agrees that, to the extent that the Holding Company receives directly any cash dividends or Distributions or any other payments which are required to be deposited in a designated Depository Account as provided for in the Loan Agreement, the Consents and/or the Cash Management Agreement, then (i) such amounts shall be deemed to be Holding Company Collateral and shall be held in trust for the benefit of the Administrative Agent, (ii) such amounts shall not be commingled with any other funds or property of the Holding Company, and (iii) the Holding Company shall deposit such amounts in the applicable Depository Account within three Business Days of receipt.

(f)                                    Subject to the terms and provisions hereof relating to the rights and remedies of the Administrative Agent after the occurrence and during the continuance of an Event of Default, in accordance with the terms and conditions of the Loan Agreement (including, without limitation, Sections 7.1.14, 7.1.15 and 7.1.16 thereof), the Consents, the Payment Direction Letters, and the Cash Management Agreement (including, without limitation, Section 2.2 thereof), any and all cash dividends or Distributions or any other payments received by any General Partner Pledgor in respect of the General Partner Pledgor Collateral shall be directly deposited in a designated Depository Account in the name MLP Manager Corp. or as otherwise directed by the Administrative Agent in accordance with the terms of the Loan Agreement.  Each General Partner Pledgor agrees that, to the extent that any General Partner Pledgor receives directly any cash dividends or Distributions or any other payments which are required to be deposited in a designated Depository Account as provided for in the Loan Agreement, the Consents and/or the Cash Management Agreement, then (i) such amounts shall be deemed to be General

Partner Pledgor Collateral and shall be held in trust for the benefit of the Administrative Agent, (ii) such amounts shall not be commingled with any other funds or property of such General Partner Pledgor, and (iii) such General Partner Pledgor shall deposit such amounts in the applicable Depository Account within three Business Days of receipt.

8.                                       Rights of Administrative Agent.

(a)                                  If an Event of Default shall have occurred and be continuing, the Administrative Agent shall have the right to receive any and all cash dividends or Distributions or other payments paid in respect of the NMLP Collateral, the Holding Company Collateral and the General Partner Pledgor Collateral and make application thereof to the NMLP Obligations, the Holding Company Obligations or the General Partner Pledgor Obligations (as the case may be), in such order as the Administrative Agent, in its sole discretion, may elect.  In connection therewith, if an Event of Default shall have occurred and be continuing, the Administrative Agent shall have the right to direct the issuer(s) of the NMLP Pledged Interests, the Holding Company Pledged Interests and the General Partner Pledgor Pledged Interests to pay all such cash dividends or Distributions or other payment directly to the Administrative Agent or as otherwise directed by the Administrative Agent.

(b)                                 If an Event of Default shall have occurred and be continuing, then all such NMLP Pledged Interests, Holding Company Pledged Interests and General Partner Pledgor Pledged Interests at the Administrative Agent’s option shall be registered in the name of the Administrative Agent or its nominee, and the Administrative Agent or its nominee may thereafter exercise (x) all voting and other rights pertaining to such NMLP Pledged Interests, Holding Company Pledged Interests and General Partner Pledgor Pledged Interests and (y) any and all rights of conversion, exchange, subscription and any other rights, privileges or options pertaining to such NMLP Pledged Interests, Holding Company Pledged Interests and General Partner Pledgor Pledged Interests as if the Administrative Agent were the absolute owner thereof (including, without limitation, the right to exchange at its discretion any and all of the NMLP Pledged Interests, the Holding Company Pledged Interests and the General Partner Pledgor Pledged Interests upon the merger, consolidation, reorganization, recapitalization or other fundamental change in the organizational structure of NMLP, the Holding Company or any of the General Partner Pledgors, or upon the exercise by NMLP, the Holding Company, any of the General Partner Pledgors or the Administrative Agent of any right, privilege or option pertaining to such NMLP Pledged Interests, Holding Company Pledged Interests or General Partner Pledgor Pledged Interests, and in connection therewith, the right to deposit and deliver any and all of the NMLP Pledged Interests, Holding Company Pledged Interests or General Partner Pledgor Pledged Interests with any committee, depositary, transfer agent, registrar or other designated agency upon such terms and conditions as it may determine), all without liability except to account for property actually received by it, but the

Administrative Agent shall have no duty to exercise any such right, privilege or option and shall not be responsible for any failure to do so or delay in so doing.

(c)                                  The rights of the Administrative Agent hereunder shall not be conditioned or contingent upon the pursuit by the Administrative Agent of any right or remedy against NMLP or against any other NMLP Obligations or against any other NMLP Collateral security therefor, guarantee thereof or right of offset with respect thereto.  The Administrative Agent shall not be liable for any failure to demand, collect or realize upon all or any part of the NMLP Collateral or for any delay in doing so, nor shall it be under any obligation to sell or otherwise dispose of any NMLP Collateral upon the request of NMLP or any other person or entity or to take any other action whatsoever with regard to the NMLP Collateral or any part thereof.

(d)                                 The rights of the Administrative Agent hereunder shall not be conditioned or contingent upon the pursuit by the Administrative Agent of any right or remedy against the Holding Company or against any other person or entity which may be or become liable in respect of all or any part of the Holding Company Obligations or against any other Holding Company Collateral security therefor, guarantee thereof or right of offset with respect thereto.  The Administrative Agent shall not be liable for any failure to demand, collect or realize upon all or any part of the Holding Company Collateral or for any delay in doing so, nor shall it be under any obligation to sell or otherwise dispose of any Holding Company Collateral upon the request of the Holding Company or any other person or entity or to take any other action whatsoever with regard to the Holding Company Collateral or any part thereof.

(e)                                  The rights of the Administrative Agent hereunder shall not be conditioned or contingent upon the pursuit by the Administrative Agent of any right or remedy against the General Partner Pledgors or against any other person or entity which may be or become liable in respect of all or any part of the General Partner Pledgor Obligations or against any other General Partner Pledgor Collateral security therefor, guarantee thereof or right of offset with respect thereto.  The Administrative Agent shall not be liable for any failure to demand, collect or realize upon all or any part of the General Partner Pledgor Collateral or for any delay in doing so, nor shall it be under any obligation to sell or otherwise dispose of any General Partner Pledgor Collateral upon the request of any General Partner Pledgor or any other person or entity or to take any other action whatsoever with regard to the General Partner Pledgor Collateral or any part thereof.

(f)                                    Notwithstanding anything to the contrary contained herein, at all times, the Administrative Agent’s sole recourse against those General Partner Pledgors listed on Schedule 4 attached hereto to enforce the General Partner Pledgor Obligations shall be limited to the rights and remedies against the General Partner Pledgor Collateral, and in no event shall the Administrative Agent or any of the Lenders have any other recourse against the General Partner Pledgors listed on Schedule 4 attached hereto with respect to the General Partner Pledgor Obligations.

9.                                       Actions By Administrative Agent.  NMLP, the Holding Company and each General Partner Pledgor hereby designates the Administrative Agent as the attorney-in-fact of NMLP, the Holding Company and each General Partner Pledgor to: (a) after the occurrence and during the continuance of an Event of Default, endorse in favor of the Administrative Agent any of the NMLP Collateral, the Holding Company Collateral or the General Partner Pledgor Collateral; (b) after the occurrence and during the continuance of an Event of Default, cause the transfer of any of the NMLP Collateral, the Holding Company Collateral or the General Partner Pledgor Collateral in such name as the Administrative Agent may from time to time determine; (c) cause the issuance of certificates for book entry and/or uncertificated securities; (d) renew, extend or roll over any NMLP Collateral, Holding Company Collateral or General Partner Pledgor Collateral; (e) make, demand and initiate actions to enforce any of the NMLP Collateral, the Holding Company Collateral or the General Partner Pledgor Collateral or rights therein; and (f) take any other action to effectuate the terms and provisions of this Pledge Agreement.  The Administrative Agent may take such action with respect to the NMLP Collateral, the Holding Company Collateral and the General Partner Pledgor Collateral as the Administrative Agent may reasonably determine to be necessary to protect and preserve its interest in the NMLP Collateral, the Holding Company Collateral and the General Partner Pledgor Collateral.  Except as otherwise provided herein, all of the rights, remedies, powers, privileges and discretions included in this Section 9 may be exercised by the Administrative Agent whether or not the NMLP Obligations, the Holding Company Obligations or the General Partner Pledgor Obligations are then due and whether or not an Event of Default has occurred.  The within designation and grant of power of attorney is coupled with an interest, is irrevocable until the lien created by this Pledge Agreement is terminated by a written instrument executed by a duly authorized officer of the Administrative Agent.  The power of attorney shall not be affected by subsequent disability or incapacity of NMLP, the Holding Company or any General Partner Pledgor.  The Administrative Agent shall not be liable for any act or omission to act pursuant to this Section 9, except for any act or omission to act which is in actual bad faith.

10.                                 Remedies.

(a)                                  If an Event of Default shall have occurred and be continuing, the Administrative Agent may exercise, in addition to all other rights and remedies granted in this Pledge Agreement and in any other instrument or agreement securing, evidencing or relating to the NMLP Obligations, the Holding Company Obligations or the General Partner Pledgor Obligations, all rights and remedies of a secured party under the UCC.  Without limiting the generality of the foregoing, the Administrative Agent, if an Event of Default shall have occurred and be continuing, without demand of performance or other demand, presentment, protest, advertisement or notice of any kind (except any notice required by law referred to below) to or upon NMLP, the Holding Company, the General Partner Pledgors or any other person or entity (all and each of which demands, presentments, protests, advertisements or notices are hereby waived), may in such circumstances forthwith collect, receive, appropriate and realize upon the NMLP Collateral, the Holding Company Collateral and the General Partner Pledgor Collateral, or any part thereof, and/or may forthwith sell, assign, give option or options to purchase or otherwise dispose of and deliver the NMLP Collateral, the Holding Company Collateral and the General Partner Pledgor Collateral or any part thereof (or contract to do any of the foregoing), in one or more parcels at public or private sale or sales, in the over-the-counter market, at any exchange, broker’s board or office of the Administrative Agent or elsewhere upon such terms and conditions as it may deem advisable and at such prices as it may deem best, for cash or on credit or for future delivery without assumption of any credit risk.  The Administrative Agent shall have the right upon any such public sale or sales, and, to the extent permitted by law, upon any such private sale or sales, to purchase the whole or any part of the NMLP Collateral, the Holding Company Collateral or the General Partner Pledgor Collateral so sold, free of any right or equity of redemption in NMLP, the Holding Company or the General Partner Pledgors, which right or equity is hereby waived or released.  The Administrative Agent shall apply any NMLP Proceeds, Holding Company Proceeds or General Partner Pledgor Proceeds from time to time held by it and the net proceeds of any such collection, recovery, receipt, appropriation, realization or sale, after deducting all reasonable costs and expenses of every kind incurred therein or incidental to the care or safekeeping of any of the NMLP Collateral, the Holding Company Collateral or General Partner Pledgor Collateral or in any way relating to the NMLP Collateral, the Holding Company Collateral or the General Partner Pledgor Collateral or the rights of the Administrative Agent hereunder, including, without limitation, reasonable attorneys’ fees and disbursements, to the payment in whole or in part of the NMLP Obligations, the Holding Company Obligations or the General Partner Pledgor Obligations (as the case may be), in such order as the Administrative Agent may elect, and only after such application and after the payment by the Administrative Agent of any other amount required by any provision of law, including, without limitation, Section 9-615(a) of the UCC, need the Administrative Agent account for the surplus, if any, to NMLP, the Holding Company and the General Partner Pledgors.  To the extent permitted by applicable law, NMLP, the Holding Company and each General Partner Pledgor waive all claims, damages and demands any of them may acquire against the Administrative Agent arising out of the exercise by the Administrative Agent of any of its rights hereunder, except for any claims, damages and demands any of them may have against the Administrative Agent arising from the gross negligence or willful misconduct of the Administrative Agent.  If any notice of a proposed sale or other disposition of NMLP Collateral, the Holding Company Collateral or General Partner Pledgor Collateral shall be required by law, such notice shall be deemed reasonable and proper if given at least 10 days before such sale or other disposition.  NMLP and the Holding Company shall remain liable for any deficiency if the proceeds of any sale or other disposition of NMLP Collateral or the Holding Company Collateral (as the case may be) are insufficient to pay the NMLP Obligations or the Holding Company

Obligations and the fees and disbursements of any attorneys employed by the Administrative Agent to collect such deficiency.

(b)                                 If any Event of Default occurs and is continuing, any deposits, balances or other sums credited by or due from the Administrative Agent, the Deposit Account Co-Agent, any affiliate of the Administrative Agent, the Deposit Account Co-Agent or any of the Lenders, or from any affiliate of any of the Lenders, to NMLP, the General Partner Pledgors (except for those General Partner Pledgors listed on Schedule 4 attached hereto) or the Holding Company may to the fullest extent not prohibited by applicable law at any time or from time to time, without regard to the existence, sufficiency or adequacy of any other collateral, and without notice or compliance with any other condition precedent now or hereafter imposed by statute, rule of law or otherwise, all of which are hereby waived to the fullest extent permitted by law, be set off, appropriated and applied by the Administrative Agent against any or all of the NMLP Obligations, the General Partner Pledgor Obligations or the Holding Company Obligations irrespective of whether demand shall have been made, in such manner as the Administrative Agent in its sole and absolute discretion may determine.  Within three (3) Business Days of making any such set off, appropriation or application, the Administrative Agent agrees to notify NMLP, the General Partner Pledgors (except for those General Partner Pledgors listed on Schedule 4 attached hereto) or the Holding Company thereof, provided the failure to give such notice shall not affect the validity of such set off or appropriation or application.  ANY AND ALL RIGHTS TO REQUIRE THE ADMINISTRATIVE AGENT, THE DEPOSIT ACCOUNT CO-AGENT OR ANY OF THE LENDERS TO EXERCISE ITS RIGHTS OR REMEDIES WITH RESPECT TO ANY OTHER COLLATERAL WHICH SECURES THE NMLP LOAN, PRIOR TO EXERCISING ITS RIGHT OF SETOFF WITH RESPECT TO SUCH DEPOSITS, CREDITS OR OTHER PROPERTY OF NMLP OR THE HOLDING COMPANY, ARE HEREBY KNOWINGLY, VOLUNTARILY AND IRREVOCABLY WAIVED.

11.                                 Private Sales.

(a)                                  NMLP, the Holding Company and each General Partner Pledgor recognize that the Administrative Agent may be unable to effect a public sale of any or all the NMLP Pledged Interests, the Holding Company Pledged Interests or the General Partner Pledgor Pledged Interests, by reason of certain prohibitions contained in the Securities Act of 1933, as amended, and applicable state securities laws or otherwise, and may be compelled to resort to one or more private sales thereof to a restricted group of purchasers which will be obliged to agree, among other things, to acquire such securities for their own account for investment and not with a view to the Distribution or resale thereof.  NMLP, the Holding Company and each General Partner Pledgor acknowledge and agree that any such private sale may result in prices and other terms less favorable to the Administrative Agent than if such sale were a public sale.  The Administrative Agent shall be under no obligation to delay a sale of any of the NMLP Pledged Interests, the

Holding Company Pledged Interests or General Partner Pledgor Pledged Interests for the period of time necessary to permit NMLP, the Holding Company or the General Partner Pledgors to register such securities for public sale under the Securities Act of 1933, as amended, or under applicable state securities laws, even if NMLP, the Holding Company or the General Partner Pledgors would agree to do so.

(b)                                 NMLP, the Holding Company and each General Partner Pledgor further agree to use their best efforts to do or cause to be done all such other acts as may be necessary to make any sale or sales of all or any portion of the NMLP Pledged Interests, the Holding Company Pledged Interests or the General Partner Pledgor Pledged Interests pursuant to this Section 11  valid and binding and in compliance with any and all other applicable requirements of law; provided, however, that neither NMLP nor the Holding Company nor any General Partner Pledgor shall be under any obligation to register the NMLP Pledged Interests, the Holding Company Pledged Interests or the General Partner Pledgor Pledged Interests for public sale under the Securities Act of 1933, as amended, or under applicable state securities laws.  NMLP, the Holding Company and each General Partner Pledgor further agree that a breach of any of the covenants contained in this Section 11 will cause irreparable injury to the Administrative Agent, that the Administrative Agent has no adequate remedy at law in respect of such breach and, as a consequence, that each and every covenant contained in this Section 11 shall be specifically enforceable against NMLP, the Holding Company and each General Partner Pledgor, and NMLP, the Holding Company and each General Partner Pledgor hereby waive and agree not to assert any defenses against an action for specific performance of such covenants except for a defense that no default has occurred with respect to the NMLP Obligations, the Holding Company Obligations or the General Partner Pledgor Obligations.

12.                                 Limitation on Duties Regarding Collateral.  The Administrative Agent’s sole duty with respect to the custody, safekeeping and physical preservation of the NMLP Collateral, the Holding Company Collateral and General Partner Pledgor Collateral in its possession, under Section 9-207 of the UCC or otherwise, shall be to deal with it in the same manner as the Administrative Agent deals with similar securities and property for its own account.  Neither the Administrative Agent nor any of its directors, officers, employees or agents shall be liable for failure to demand, collect or realize upon any of the NMLP Collateral, the Holding Company Collateral or the General Partner Pledgor Collateral or for any delay in doing so or shall be under any obligation to sell or otherwise dispose of any NMLP Collateral, the Holding Company Collateral or General Partner Pledgor Collateral upon the request of NMLP, the Holding Company, any General Partner Pledgor or otherwise.

13.                                 Financing Statements; Other Documents.  This Pledge Agreement constitutes an authenticated record, and NMLP, the Holding Company and each General Partner Pledgor hereby authorize the Administrative Agent to file one or more UCC-1 financing statements, continuation statements or other documents with respect to the NMLP Collateral, the Holding

Company Collateral and the General Partner Pledgor Collateral, without the signature of NMLP, the Holding Company or any General Partner Pledgor, and in such filing offices as the Administrative Agent shall deem reasonably appropriate.  NMLP, the Holding Company and each General Partner Pledgor agree to deliver any other document or instrument which the Administrative Agent may reasonably request in connection with the administration and enforcement of this Pledge Agreement or with respect to the NMLP Collateral, the Holding Company Collateral and General Partner Pledgor Collateral for the purposes of obtaining or preserving the full benefits of this Pledge Agreement and of the rights and powers herein granted.

14.                                 Powers Coupled with an Interest.  All authorizations and agencies and powers herein contained with respect to the NMLP Collateral, the Holding Company Collateral and the General Partner Pledgor Collateral are irrevocable and coupled with an interest.

15.                                 Security Interest Absolute.  All rights of the Administrative Agent hereunder, the grant of a security interest in the NMLP Collateral, the Holding Company Collateral and the General Partner Pledgor Collateral and all obligations of NMLP, the Holding Company and the General Partner Pledgors hereunder, shall be absolute and unconditional irrespective of (i) any lack of validity or enforceability of the Loan Agreement, any agreement with respect to any of the NMLP Obligations, the Holding Company Obligations, the General Partner Pledgor Obligations or any other agreement or instrument relating to any of the foregoing, (ii) any change in time, manner or place of payment of, or in any other term of, all or any of the NMLP Obligations, the Holding Company Obligations or the General Partner Pledgor Obligations, or any other amendment or waiver of or any consent to any departure from the NMLP Note or any other agreement or instrument, (iii) any exchange, release or non-perfection of any other collateral, or any release or amendment or waiver of or consent to or departure from any guarantee, for all or any of the NMLP Obligations, the Holding Company Obligations or General Partner Pledgor Obligations, or (iv) any other circumstance which might otherwise constitute a defense available to (other than the defense of indefeasible payment), or a discharge of, NMLP, the Holding Company or the General Partner Pledgors in respect of the NMLP Obligations, the Holding Company Obligations or the General Partner Pledgor Obligations or in respect of this Pledge Agreement.

16.                                 Fees and Expenses.   To the extent provided in the Loan Agreement and the Guaranty, NMLP, the Holding Company and the General Partner Pledgors shall be obligated to, upon demand, pay to the Administrative Agent the amount of any and all reasonable expenses, including the reasonable fees and expenses of its counsel and of any experts or agents which the Administrative Agent or any Lender may incur in connection with (i) the sale of, collection from, or other realization upon, any of the NMLP Collateral, the Holding Company Collateral or the General Partner Pledgor Collateral, or (ii) during the continuance of an Event of Default, the exercise or enforcement of any of the rights of the Administrative Agent hereunder.  Any such amounts payable as provided hereunder or thereunder shall be additional obligations secured hereby and by the other NMLP Security Documents.

17.                                 Termination.  Upon the payment in full of the NMLP Obligations, the Holding Company Obligations or the General Partner Pledgor Obligations, in immediately available funds, including, without limitation, all unreimbursed costs and expenses of the Administrative Agent and of each Lender for which NMLP, the Holding Company or the General Partner Pledgors are responsible, the Administrative Agent shall release the NMLP Collateral, the Holding Company Collateral or the General Partner Pledgor Collateral (as the case may be) granted to the Administrative Agent as provided for herein.  However, such release by the Administrative Agent shall not be deemed to terminate or release NMLP, the Holding Company or any General Partner Pledgor from any obligation or liability under this Pledge Agreement which specifically by its terms survives the payment in full of the NMLP Obligations, the Holding Company Obligations or the General Partner Pledgor Obligations.

18.                                 Severability.  Any provision of this Pledge Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

19.                                 Paragraph Headings.  The paragraph headings used in this Pledge Agreement are for convenience of reference only and are not to affect the construction, or be taken into consideration in interpreting, this Pledge Agreement.

20.                                 No Waiver; Cumulative Remedies.  The Administrative Agent shall not by any act delay, indulgence, omission or otherwise be deemed to have waived any right or remedy hereunder or to have acquiesced in any default or in any breach of any of the terms and conditions hereof.  No failure to exercise, nor any delay in exercising, on the part of the Administrative Agent, any right, power or privilege hereunder shall operate as a waiver thereof.  No single or partial exercise of any right, power or privilege hereunder shall preclude any other or further exercise thereof or the exercise of any other right, power or privilege.  A waiver by the Administrative Agent of any right or remedy hereunder on any one occasion shall not be construed as a bar to any right or remedy which the Administrative Agent would otherwise have on any future occasion.  The rights and remedies herein provided are cumulative, may be exercised singly or concurrently and are not exclusive of any rights or remedies provided by law.

21.                                 Waivers and Amendments; Successors and Assigns; Governing Law; Venue.  None of the terms or provisions of this Pledge Agreement may be waived, amended, or otherwise modified except by a written instrument executed by the party against which enforcement of such waiver, amendment, or modification is sought.  This Pledge Agreement shall be binding upon NMLP, the Holding Company, each General Partner Pledgor and the Administrative Agent, and the successors and assigns of each, and shall inure to the benefit of the Administrative Agent and the Lenders and their successors and assigns and to the benefit of NMLP, the Holding Company and each General Partner Pledgor and the NMLP’s, the Holding Company’s, and each General Partnership Pledgor’s successors and permitted assigns; provided that neither NMLP nor the Holding Company nor any General Partner Pledgor shall have any right to (i) assign this Pledge Agreement or any interest herein, or (ii) assign any interest in the NMLP Collateral, the Holding Company Collateral or the General Partner Pledgor Collateral or any part thereof, or otherwise pledge, encumber or grant any option with respect to the NMLP Collateral, the Holding Company Collateral or the General Partner Pledgor Collateral or any part thereof, or any cash or property held by NMLP, the Holding Company or the General Partner Pledgors as NMLP Collateral, Holding Company Collateral or General Partner Pledgor Collateral under this Pledge Agreement if any such assignment, pledge, encumbrance or grant would constitute a violation of the Loan Agreement.  The rights of the Administrative Agent under this Pledge Agreement shall automatically be transferred to any transferee to which the Administrative Agent transfers the NMLP Note and the Loan Agreement pursuant to the terms thereof.  The construction, interpretation, validity, enforceability and effect of all provisions of this Pledge Agreement including, but not limited to, the payment of the NMLP Obligations, the Holding Company Obligations and the General Partner Pledgor Obligations and the legality of the interest rate and other charges shall be construed and enforced in accordance with the internal laws of The Commonwealth of Massachusetts (without regard to conflicts of laws).  NMLP, the Holding Company and each General Partner Pledgor agrees to submit to non-exclusive personal jurisdiction in Suffolk County, in The Commonwealth of Massachusetts in any action or proceeding arising out of this Pledge Agreement and, in furtherance of such agreement, NMLP, the Holding Company and each General Partner Pledgor hereby agree and consent that, without limiting other methods of obtaining jurisdiction, personal jurisdiction over NMLP, the Holding Company or any General Partner Pledgor in any such action or proceeding may be obtained within or without the jurisdiction of any court located in The Commonwealth of Massachusetts and that any process or notice of motion or other application to any such court in connection with any such action or proceeding may be served upon NMLP, the Holding Company and any General Partner Pledgor by registered or certified mail to or by personal service at the last known address of NMLP, the Holding Company and such General Partner Pledgor, whether such address be within or without the jurisdiction of any such court.

22.                                 Executive Offices.

(a)                                  NMLP shall not (i) change the location of its chief executive offices or sole place of business from the location as of the date hereof or remove its books and records from such location, or (ii) change its name, identity or structure if, in either case, such change is prohibited by the Loan Agreement.

(b)                                 The Holding Company shall not (i) change the location of its chief executive offices or sole place of business from the location as of the date hereof or remove its books and records from such location, or (ii) change its name, identity or structure if, in either case, such change is prohibited by the Loan Agreement.

(c)                                  No General Partner Pledgor shall (i) change the location of its chief executive offices or sole place of business from the location as of the date hereof or remove its books and records from such location, or (ii) change its name, identity or structure if, in either case, such change is prohibited by the Loan Agreement.

23.                                 Notices.  Notices by the Administrative Agent to NMLP, the Holding Company and the General Partner Pledgors, to be effective, shall be in writing and shall be hand-delivered or sent by Federal Express, or other reputable national overnight courier service, or by postage pre-paid registered or certified mail, return receipt requested, addressed to NMLP, the Holding Company or the General Partner Pledgors at their address set forth below their signatures hereto, with a copy in each instance to Post Heymann & Koffler LLP at the address set forth in Section 15.1 of the Loan Agreement, and shall be deemed to have been duly given or made (a) when delivered if hand-delivered or sent by Federal Express, or other reputable national overnight courier service, or (b) when delivered if sent by registered or certified mail.  Any communications by NMLP, the Holding Company or any General Partner Pledgor to the Administrative Agent may be given in any manner set forth in the immediately preceding sentence, with a copy to Riemer & Braunstein LLP, Attention: Steven J. Weinstein, Esq., to the addresses set forth in Section 15.1 of the Loan Agreement.

24.                                 Entire Understanding.  The Administrative Agent acknowledges that this Pledge Agreement, the NMLP Note, the NMLP Guaranty, the Holding Company Guaranty, the General Partner Pledgor Guaranty and the other NMLP Loan Documents and NMLP Security Documents set forth the entire agreement and understanding of the Administrative Agent, NMLP, the Holding Company and the General Partner Pledgors with respect to the NMLP Loan and that no oral or other agreements, understanding, representation or warranties exist with respect to the NMLP Loan, other than those set forth in this Pledge Agreement, the NMLP Note, the NMLP Guaranty, the Holding Company Guaranty, the General Partner Pledgor Guaranty and the other NMLP Loan Documents and NMLP Security Documents.

25.                                 Counterpart Signatures.  This Pledge Agreement may be executed in two or more counterparts, each of which shall constitute an original, but all of which, when taken together, shall constitute but one instrument.

[SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, the undersigned has caused this Pledge Agreement to be duly executed and delivered as of the date first above written.

NMLP:	THE NEWKIRK MASTER LIMITED PARTNERSHIP,
A Delaware limited partnership

By:	MLP GP LLC, its General Partner

	By:	Newkirk MLP Corp., its Manager

By:
Name:	John J. Cramer
Title:	Vice President

Addresses:

	1.	Chief Executive Office:
c/o First Winthrop Corporation
7 Bulfinch Place, Suite 500
Boston, Massachusetts 02114

	2.	Principal Place of Business:
c/o First Winthrop Corporation
7 Bulfinch Place, Suite 500
Boston, Massachusetts 02114

HOLDING COMPANY:	NEWKIRK GP HOLDING LLC,
A Delaware limited liability company

By:	MLP Manager Corp., its Manager

By:
Name:	John J. Cramer
Title:	Vice President

GENERAL PARTNER
PLEDGORS:	Newkirk 21 AT GP LLC
Newkirk Alake GP LLC
Newkirk Albeau GP LLC
Newkirk Altenn GP LLC
Newkirk Alwood GP LLC
Newkirk Ateb GP LLC
Newkirk Avrem GP LLC
Newkirk Basot GP LLC
Newkirk Bedcar GP LLC
Newkirk Bethplain GP LLC

Newkirk Boford GP LLC
Newkirk Bradall GP LLC
Newkirk Calane GP LLC
Newkirk Calcraf GP LLC
Newkirk Carolion GP LLC
Newkirk Clifmar GP LLC
Newkirk Colane GP LLC
Newkirk Croydon GP LLC
Newkirk Dalhill GP LLC
Newkirk Dautec GP LLC
Newkirk Daytower GP LLC
Newkirk Denport GP LLC
Newkirk Denville GP LLC
Newkirk Elport GP LLC
Newkirk Elway GP LLC
Newkirk Feddata GP LLC
Newkirk Flamont GP LLC
Newkirk Gersant GP LLC
Newkirk Hazelport GP LLC
Newkirk Jackson Street GP LLC
Newkirk Jacway GP LLC
Newkirk JLE Way GP LLC
Newkirk Johab GP LLC
Newkirk JVF GP LLC
Newkirk Lando GP LLC
Newkirk Lanmar GP LLC
Newkirk Larloosa GP LLC
Newkirk Leyden GP LLC
Newkirk Liroc GP LLC
Newkirk Lybster GP LLC
Newkirk Marbax GP LLC
Newkirk Martall GP LLC
Newkirk Merday GP LLC
Newkirk Mesa GP LLC
Newkirk Midlem GP LLC
Newkirk Montal GP LLC
Newkirk Newal GP LLC
Newkirk Orper GP LLC
Newkirk Pinmar GP LLC
Newkirk Pinole GP LLC
Newkirk Plecar GP LLC
Newkirk Porto GP LLC
Newkirk Renlake GP LLC
Newkirk Sablemart GP LLC
Newkirk Salistown GP LLC
Newkirk Sandnord GP LLC
Newkirk Santex GP LLC
Newkirk Segair GP LLC
Newkirk Seguine GP LLC

Newkirk Silward GP LLC
Newkirk Simval GP LLC
Newkirk Skoob GP LLC
Newkirk Spokmont GP LLC
Newkirk Statmont GP LLC
Newkirk Sunway GP LLC
Newkirk Superwest GP LLC
Newkirk Suteret GP LLC
Newkirk Syrcar GP LLC
Newkirk Texford GP LLC
Newkirk Vegpow GP LLC
Newkirk Vegrouge GP LLC
Newkirk Vengar GP LLC
Newkirk Walando GP LLC
Newkirk Walcreek GP LLC
Newkirk Walmad GP LLC
Newkirk Washtex GP LLC
Newkirk Wybanco GP LLC

Each, a Delaware limited liability company

By:	MLP Manager Corp., their Manager

By:
Name:	John J. Cramer
Title:	Vice President

Addresses:

1.	Chief Executive Office:
c/o First Winthrop Corporation
7 Bulfinch Place, Suite 500
Boston, Massachusetts 02114

2.	Principal Place of Business:
c/o First Winthrop Corporation
7 Bulfinch Place, Suite 500
Boston, Massachusetts 02114

ADMINISTRATIVE
AGENT:	KEYBANK NATIONAL ASSOCIATION,
A national banking association

By:
Name:	Jeffry M. Morrison
Title:	Vice President

SCHEDULE 1

To Pledge

Agreement

GENERAL PARTNER PLEDGORS

1.                                       Newkirk 21 AT GP LLC

2.                                       Newkirk Alake GP LLC

3.                                       Newkirk Albeau GP LLC

4.                                       Newkirk Altenn GP LLC

5.                                       Newkirk Alwood GP LLC

6.                                       Newkirk Ateb GP LLC

7.                                       Newkirk Avrem GP LLC

8.                                       Newkirk Basot GP LLC

9.                                       Newkirk Bedcar GP LLC

10.                                 Newkirk Bethplain GP LLC

11.                                 Newkirk Boford GP LLC

12.                                 Newkirk Bradall GP LLC

13.                                 Newkirk Calane GP LLC

14.                                 Newkirk Calcraf GP LLC

15.                                 Newkirk Carolion GP LLC

16.                                 Newkirk Clifmar GP LLC

17.                                 Newkirk Colane GP LLC

18.                                 Newkirk Croydon GP LLC

19.                                 Newkirk Dalhill GP LLC

20.                                 Newkirk Dautec GP LLC

21.                                 Newkirk Daytower GP LLC

22.                                 Newkirk Denport GP LLC

23.                                 Newkirk Denville GP LLC

24.                                 Newkirk Elport GP LLC

25.                                 Newkirk Elway GP LLC

26.                                 Newkirk Feddata GP LLC

27.                                 Newkirk Flamont GP LLC

28.                                 Newkirk Gersant GP LLC

29.                                 Newkirk Hazelport GP LLC

30.                                 Newkirk Jackson Street GP LLC

31.                                 Newkirk Jacway GP LLC

32.                                 Newkirk JLE Way GP LLC

33.                                 Newkirk Johab GP LLC

34.                                 Newkirk JVF GP LLC

35.                                 Newkirk Lando GP LLC

36.                                 Newkirk Lanmar GP LLC

37.                                 Newkirk Larloosa GP LLC

38.                                 Newkirk Leyden GP LLC

39.                                 Newkirk Liroc GP LLC

40.                                 Newkirk Lybster GP LLC

41.                                 Newkirk Marbax GP LLC

42.                                 Newkirk Martall GP LLC

43.                                 Newkirk Merday GP LLC

44.                                 Newkirk Mesa GP LLC

45.                                 Newkirk Midlem GP LLC

46.                                 Newkirk Montal GP LLC

47.                                 Newkirk Newal GP LLC

48.                                 Newkirk Orper GP LLC

49.                                 Newkirk Pinmar GP LLC

50.                                 Newkirk Pinole GP LLC

51.                                 Newkirk Plecar GP LLC

52.                                 Newkirk Porto GP LLC

53.                                 Newkirk Renlake GP LLC

54.                                 Newkirk Sablemart GP LLC

55.                                 Newkirk Salistown GP LLC

56.                                 Newkirk Sandnord GP LLC

57.                                 Newkirk Santex GP LLC

58.                                 Newkirk Segair GP LLC

59.                                 Newkirk Seguine GP LLC

60.                                 Newkirk Silward GP LLC

61.                                 Newkirk Simval GP LLC

62.                                 Newkirk Skoob GP LLC

63.                                 Newkirk Spokmont GP LLC

64.                                 Newkirk Statmont GP LLC

65.                                 Newkirk Sunway GP LLC

66.                                 Newkirk Superwest GP LLC

67.                                 Newkirk Suteret GP LLC

68.                                 Newkirk Syrcar GP LLC

69.                                 Newkirk Texford GP LLC

70.                                 Newkirk Vegpow GP LLC

71.                                 Newkirk Vegrouge GP LLC

72.                                 Newkirk Vengar GP LLC

73.                                 Newkirk Walando GP LLC

74.                                 Newkirk Walcreek GP LLC

75.                                 Newkirk Walmad GP LLC

76.                                 Newkirk Washtex GP LLC

77.                                 Newkirk Wybanco GP LLC

SCHEDULE 2

To Pledge

Agreement

NMLP PARTNERSHIPS

1.                                       Newkirk 21 AT L.P.

General Partner Pledgor: Newkirk 21 AT GP LLC

2.                                       Newkirk Alake L.P.

General Partner Pledgor: Newkirk Alake GP LLC

3.                                       Newkirk Albeau L.P.

General Partner Pledgor: Newkirk Albeau GP LLC

4.                                       Newkirk Altenn L.P.

General Partner Pledgor: Newkirk Altenn GP LLC

5.                                       Newkirk Alwood L.P.

General Partner Pledgor: Newkirk Alwood GP LLC

6.                                       Newkirk Ateb L.P.

General Partner Pledgor: Newkirk Ateb GP LLC

7.                                       Newkirk Avrem L.P.

General Partner Pledgor: Newkirk Avrem GP LLC

8.                                       Newkirk Basot L.P.

General Partner Pledgor: Newkirk Basot GP LLC

9.                                       Newkirk Bedcar L.P.

General Partner Pledgor: Newkirk Bedcar GP LLC

10.                                 Newkirk Bethplain L.P.

General Partner Pledgor: Newkirk Bethplain GP LLC

11.                                 Newkirk Boford L.P.

General Partner Pledgor: Newkirk Boford GP LLC

12.                                 Newkirk Bradall L.P.

General Partner Pledgor: Newkirk Bradall GP LLC

13.                                 Newkirk Calane L.P.

General Partner Pledgor: Newkirk Calane GP LLC

14.                                 Newkirk Calcraf L.P.

General Partner Pledgor: Newkirk Calcraf GP LLC

15.                                 Newkirk Carolion L.P.

General Partner Pledgor: Newkirk Carolion GP LLC

16.                                 Newkirk Clifmar L.P.

General Partner Pledgor: Newkirk Clifmar GP LLC

17.                                 Newkirk Colane L.P.

General Partner Pledgor: Newkirk Colane GP LLC

18.                                 Newkirk Croydon L.P.

General Partner Pledgor: Newkirk Croydon GP LLC

19.                                 Newkirk Dalhill L.P.

General Partner Pledgor: Newkirk Dalhill GP LLC

20.                                 Newkirk Dautec L.P.

General Partner Pledgor: Newkirk Dautec GP LLC

21.                                 Newkirk Daytower L.P.

General Partner Pledgor: Newkirk Daytower GP LLC

22.                                 Newkirk Denport L.P.

General Partner Pledgor: Newkirk Denport GP LLC

23.                                 Newkirk Denville L.P.

General Partner Pledgor: Newkirk Denville GP LLC

24.                                 Newkirk Elport L.P.

General Partner Pledgor: Newkirk Elport GP LLC

25.                                 Newkirk Elway L.P.

General Partner Pledgor: Newkirk Elway GP LLC

26.                                 Newkirk Feddata L.P.

General Partner Pledgor: Newkirk Feddata GP LLC

27.                                 Newkirk Flamont L.P.

General Partner Pledgor: Newkirk Flamont GP LLC

28.                                 Newkirk Gersant L.P.

General Partner Pledgor: Newkirk Gersant GP LLC

29.                                 Newkirk Hazelport L.P.

General Partner Pledgor: Newkirk Hazelport GP LLC

30.                                 Newkirk Jackson Street L.P.

General Partner Pledgor: Newkirk Jackson Street GP LLC

31.                                 Newkirk Jacway L.P.

General Partner Pledgor: Newkirk Jacway GP LLC

32.                                 Newkirk JLE Way L.P.

General Partner Pledgor: Newkirk JLE Way GP LLC

33.                                 Newkirk Johab L.P.

General Partner Pledgor: Newkirk Johab GP LLC

34.                                 Newkirk JVF L.P.

General Partner Pledgor: Newkirk JVF GP LLC

35.                                 Newkirk Lando L.P.

General Partner Pledgor: Newkirk Lando GP LLC

36.                                 Newkirk Lanmar L.P.

General Partner Pledgor: Newkirk Lanmar GP LLC

37.                                 Newkirk Larloosa L.P.

General Partner Pledgor: Newkirk Larloosa GP LLC

38.                                 Newkirk Leyden L.P.

General Partner Pledgor: Newkirk Leyden GP LLC

39.                                 Newkirk Liroc L.P.

General Partner Pledgor: Newkirk Liroc GP LLC

40.                                 Newkirk Lybster L.P.

General Partner Pledgor: Newkirk Lybster GP LLC

41.                                 Newkirk Marbax L.P.

General Partner Pledgor: Newkirk Marbax GP LLC

42.                                 Newkirk Martall L.P.

General Partner Pledgor: Newkirk Martall GP LLC

43.                                 Newkirk Merday L.P.

General Partner Pledgor: Newkirk Merday GP LLC

44.                                 Newkirk Mesa L.P.

General Partner Pledgor: Newkirk Mesa GP LLC

45.                                 Newkirk Midlem L.P.

General Partner Pledgor: Newkirk Midlem GP LLC

46.                                 Newkirk Montal L.P.

General Partner Pledgor: Newkirk Montal GP LLC

47.                                 Newkirk Newal L.P.

General Partner Pledgor: Newkirk Newal GP LLC

48.                                 Newkirk Orper L.P.

General Partner Pledgor: Newkirk Orper GP LLC

49.                                 Newkirk Pinmar L.P.

General Partner Pledgor: Newkirk Pinmar GP LLC

50.                                 Newkirk Pinole L.P.

General Partner Pledgor: Newkirk Pinole GP LLC

51.                                 Newkirk Plecar L.P.

General Partner Pledgor: Newkirk Plecar GP LLC

52.                                 Newkirk Porto L.P.

General Partner Pledgor: Newkirk Porto GP LLC

53.                                 Newkirk Renlake L.P.

General Partner Pledgor: Newkirk Renlake GP LLC

54.                                 Newkirk Sablemart L.P.

General Partner Pledgor: Newkirk Sablemart GP LLC

55.                                 Newkirk Salistown L.P.

General Partner Pledgor: Newkirk Salistown GP LLC

56.                                 Newkirk Sandnord L.P.

General Partner Pledgor: Newkirk Sandnord GP LLC

57.                                 Newkirk Santex L.P.

General Partner Pledgor: Newkirk Santex GP LLC

58.                                 Newkirk Segair L.P.

General Partner Pledgor: Newkirk Segair GP LLC

59.                                 Newkirk Seguine L.P.

General Partner Pledgor: Newkirk Seguine GP LLC

60.                                 Newkirk Silward L.P.

General Partner Pledgor: Newkirk Silward GP LLC

61.                                 Newkirk Simval L.P.

General Partner Pledgor: Newkirk Simval GP LLC

62.                                 Newkirk Skoob L.P.

General Partner Pledgor: Newkirk Skoob GP LLC

63.                                 Newkirk Spokmont L.P.

General Partner Pledgor: Newkirk Spokmont GP LLC

64.                                 Newkirk Statmont L.P.

General Partner Pledgor: Newkirk Statmont GP LLC

65.                                 Newkirk Sunway L.P.

General Partner Pledgor: Newkirk Sunway GP LLC

66.                                 Newkirk Superwest L.P.

General Partner Pledgor: Newkirk Superwest GP LLC

67.                                 Newkirk Suteret L.P.

General Partner Pledgor: Newkirk Suteret GP LLC

68.                                 Newkirk Syrcar L.P.

General Partner Pledgor: Newkirk Syrcar GP LLC

69.                                 Newkirk Texford L.P.

General Partner Pledgor: Newkirk Texford GP LLC

70.                                 Newkirk Vegpow L.P.

General Partner Pledgor: Newkirk Vegpow GP LLC

71.                                 Newkirk Vegrouge L.P.

General Partner Pledgor: Newkirk Vegrouge GP LLC

72.                                 Newkirk Vengar L.P.

General Partner Pledgor: Newkirk Vengar GP LLC

73.                                 Newkirk Walando L.P.

General Partner Pledgor: Newkirk Walando GP LLC

74.                                 Newkirk Walcreek L.P.

General Partner Pledgor: Newkirk Walcreek GP LLC

75.                                 Newkirk Walmad L.P.

General Partner Pledgor: Newkirk Walmad GP LLC

76.                                 Newkirk Washtex L.P.

General Partner Pledgor: Newkirk Washtex GP LLC

77.                                 Newkirk Wybanco L.P.

General Partner Pledgor: Newkirk Wybanco GP LLC

SCHEDULE 3

To Pledge

Agreement

Holder of Pledged Interests	Issuer of Pledged Interest	Type of Interest	Series of Membership Interest	Percentage of Issued Interests
The Newkirk Master Limited Partnership	Newkirk GP Holding LLC	Membership	Series 21 AT	100.0%

The Newkirk Master Limited Partnership	Newkirk GP Holding LLC	Membership	Series Alake	100.0%

The Newkirk Master Limited Partnership	Newkirk GP Holding LLC	Membership	Series Albeau	100.0%

The Newkirk Master Limited Partnership	Newkirk GP Holding LLC	Membership	Series Altenn	100.0%

The Newkirk Master Limited Partnership	Newkirk GP Holding LLC	Membership	Series Alwood	100.0%

The Newkirk Master Limited Partnership	Newkirk GP Holding LLC	Membership	Series Ateb	100.0%

The Newkirk Master Limited Partnership	Newkirk GP Holding LLC	Membership	Series Avrem	100.0%

The Newkirk Master Limited Partnership	Newkirk GP Holding LLC	Membership	Series Basot	100.0%

The Newkirk Master Limited Partnership	Newkirk GP Holding LLC	Membership	Series Bedcar	100.0%

The Newkirk Master Limited Partnership	Newkirk GP Holding LLC	Membership	Series Bethplain	100.0%

The Newkirk Master Limited Partnership	Newkirk GP Holding LLC	Membership	Series Boford	100.0%

The Newkirk Master Limited Partnership	Newkirk GP Holding LLC	Membership	Series Bradall	100.0%

The Newkirk Master Limited Partnership	Newkirk GP Holding LLC	Membership	Series Calane	100.0%

The Newkirk Master Limited Partnership	Newkirk GP Holding LLC	Membership	Series Calcraf	100.0%

The Newkirk Master Limited Partnership	Newkirk GP Holding LLC	Membership	Series Carolion	100.0%

The Newkirk Master Limited Partnership	Newkirk GP Holding LLC	Membership	Series Clifmar	100.0%

The Newkirk Master Limited Partnership	Newkirk GP Holding LLC	Membership	Series Colane	100.0%

The Newkirk Master Limited Partnership	Newkirk GP Holding LLC	Membership	Series Croydon	100.0%

The Newkirk Master Limited Partnership	Newkirk GP Holding LLC	Membership	Series Dalhill	100.0%

The Newkirk Master Limited Partnership	Newkirk GP Holding LLC	Membership	Series Dautec	100.0%

The Newkirk Master Limited Partnership	Newkirk GP Holding LLC	Membership	Series Daytower	100.0%

The Newkirk Master Limited Partnership	Newkirk GP Holding LLC	Membership	Series Denport	100.0%

The Newkirk Master Limited Partnership	Newkirk GP Holding LLC	Membership	Series Denville	100.0%

The Newkirk Master Limited Partnership	Newkirk GP Holding LLC	Membership	Series Elport	100.0%

The Newkirk Master Limited Partnership	Newkirk GP Holding LLC	Membership	Series Elway	100.0%

The Newkirk Master Limited Partnership	Newkirk GP Holding LLC	Membership	Series Feddata	100.0%

The Newkirk Master Limited Partnership	Newkirk GP Holding LLC	Membership	Series Flamont	100.0%

The Newkirk Master Limited Partnership	Newkirk GP Holding LLC	Membership	Series Gersant	100.0%

The Newkirk Master Limited Partnership	Newkirk GP Holding LLC	Membership	Series Hazelport	100.0%

The Newkirk Master Limited Partnership	Newkirk GP Holding LLC	Membership	Series Jackson Street	100.0%

The Newkirk Master Limited Partnership	Newkirk GP Holding LLC	Membership	Series Jacway	100.0%

The Newkirk Master Limited Partnership	Newkirk GP Holding LLC	Membership	Series JLE Way	100.0%

The Newkirk Master Limited Partnership	Newkirk GP Holding LLC	Membership	Series Johab	100.0%

The Newkirk Master Limited Partnership	Newkirk GP Holding LLC	Membership	Series JVF	100.0%

The Newkirk Master Limited Partnership	Newkirk GP Holding LLC	Membership	Series Lando	100.0%

The Newkirk Master Limited Partnership	Newkirk GP Holding LLC	Membership	Series Lanmar	100.0%

The Newkirk Master Limited Partnership	Newkirk GP Holding LLC	Membership	Series Larloosa	100.0%

The Newkirk Master Limited Partnership	Newkirk GP Holding LLC	Membership	Series Leyden	100.0%

The Newkirk Master Limited Partnership	Newkirk GP Holding LLC	Membership	Series Liroc	100.0%

The Newkirk Master Limited Partnership	Newkirk GP Holding LLC	Membership	Series Lybster	100.0%

The Newkirk Master Limited Partnership	Newkirk GP Holding LLC	Membership	Series Marbax	100.0%

The Newkirk Master Limited Partnership	Newkirk GP Holding LLC	Membership	Series Martall	100.0%

The Newkirk Master Limited Partnership	Newkirk GP Holding LLC	Membership	Series Merday	100.0%

The Newkirk Master Limited Partnership	Newkirk GP Holding LLC	Membership	Series Mesa	100.0%

The Newkirk Master Limited Partnership	Newkirk GP Holding LLC	Membership	Series Midlem	100.0%

The Newkirk Master Limited Partnership	Newkirk GP Holding LLC	Membership	Series Montal	100.0%

The Newkirk Master Limited Partnership	Newkirk GP Holding LLC	Membership	Series Newal	100.0%

The Newkirk Master Limited Partnership	Newkirk GP Holding LLC	Membership	Series Orper	100.0%

The Newkirk Master Limited Partnership	Newkirk GP Holding LLC	Membership	Series Pinmar	100.0%

The Newkirk Master Limited Partnership	Newkirk GP Holding LLC	Membership	Series Pinole	100.0%

The Newkirk Master Limited Partnership	Newkirk GP Holding LLC	Membership	Series Plecar	100.0%

The Newkirk Master Limited Partnership	Newkirk GP Holding LLC	Membership	Series Porto	100.0%

The Newkirk Master Limited Partnership	Newkirk GP Holding LLC	Membership	Series Renlake	100.0%

The Newkirk Master Limited Partnership	Newkirk GP Holding LLC	Membership	Series Sablemart	100.0%

The Newkirk Master Limited Partnership	Newkirk GP Holding LLC	Membership	Series Salistown	100.0%

The Newkirk Master Limited Partnership	Newkirk GP Holding LLC	Membership	Series Sandnord	100.0%

The Newkirk Master Limited Partnership	Newkirk GP Holding LLC	Membership	Series Santex	100.0%

The Newkirk Master Limited Partnership	Newkirk GP Holding LLC	Membership	Series Segair	100.0%

The Newkirk Master Limited Partnership	Newkirk GP Holding LLC	Membership	Series Seguine	100.0%

The Newkirk Master Limited Partnership	Newkirk GP Holding LLC	Membership	Series Silward	100.0%

The Newkirk Master Limited Partnership	Newkirk GP Holding LLC	Membership	Series Simval	100.0%

The Newkirk Master Limited Partnership	Newkirk GP Holding LLC	Membership	Series Skoob	100.0%

The Newkirk Master Limited Partnership	Newkirk GP Holding LLC	Membership	Series Spokmont	100.0%

The Newkirk Master Limited Partnership	Newkirk GP Holding LLC	Membership	Series Statmont	100.0%

The Newkirk Master Limited Partnership	Newkirk GP Holding LLC	Membership	Series Sunway	100.0%

The Newkirk Master Limited Partnership	Newkirk GP Holding LLC	Membership	Series Superwest	100.0%

The Newkirk Master Limited Partnership	Newkirk GP Holding LLC	Membership	Series Suteret	100.0%

The Newkirk Master Limited Partnership	Newkirk GP Holding LLC	Membership	Series Syrcar	100.0%

The Newkirk Master Limited Partnership	Newkirk GP Holding LLC	Membership	Series Texford	100.0%

The Newkirk Master Limited Partnership	Newkirk GP Holding LLC	Membership	Series Vegpow	100.0%

The Newkirk Master Limited Partnership	Newkirk GP Holding LLC	Membership	Series Vegrouge	100.0%

The Newkirk Master Limited Partnership	Newkirk GP Holding LLC	Membership	Series Vengar	100.0%

The Newkirk Master Limited Partnership	Newkirk GP Holding LLC	Membership	Series Walando	100.0%

The Newkirk Master Limited Partnership	Newkirk GP Holding LLC	Membership	Series Walcreek	100.0%

The Newkirk Master Limited Partnership	Newkirk GP Holding LLC	Membership	Series Walmad	100.0%

The Newkirk Master Limited Partnership	Newkirk GP Holding LLC	Membership	Series Washtex	100.0%

The Newkirk Master Limited Partnership	Newkirk GP Holding LLC	Membership	Series Wybanco	100.0%

SCHEDULE 4

To Pledge

Agreement

GENERAL PARTNER PLEDGORS NOT PARTY TO
GENERAL PARTNER PLEDGOR GUARANTY

1.                                       Newkirk Ateb GP LLC

2.                                       Newkirk Bedcar GP LLC

3.                                       Newkirk Boford GP LLC

4.                                       Newkirk Calcraf GP LLC

5.                                       Newkirk Dautec GP LLC

6.                                       Newkirk Denport GP LLC

7.                                       Newkirk Larloosa GP LLC

8.                                       Newkirk Leyden GP LLC

9.                                       Newkirk Liroc GP LLC

10.                                 Newkirk Segair GP LLC

11.                                 Newkirk Spokmont GP LLC